UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Organon & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40235	46-4838035
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Hudson Street, Floor 33, Jersey City, NJ		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (551) 430-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Organon & Co. (the “Company”) held its 2022 Annual Meeting, at which the Company’s shareholders considered four (4) proposals, each of which is described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission April 28, 2022 (the “Proxy Statement”). There were 253,637,179 outstanding shares entitled to vote and there were 216,718,616 shares present in person or by proxy at the 2022 Annual Meeting, representing approximately eighty-five percent (85%) of the shares outstanding and entitled to vote. The voting results are presented below.

1.	To elect four (4) Class I directors nominated by the Company’s Board of Directors to hold office for a term of three (3) years, a term of office that expires at the 2025 annual meeting of shareholders, and until their respective successors are elected and qualified.

Nominee	For	Withhold	Abstain	Broker Non-Votes[1]
Robert Essner	174,749,077	6,254,478	323,568	35,391,493
Shelly Lazarus	178,749,208	2,277,538	300,377	35,391,493
Cynthia M. Patton	180,092,103	932,858	302,162	35,391,493
Grace Puma	178,996,231	2,031,173	299,719	35,391,493

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes[1]
168,300,410	12,211,442	815,271	35,391,493

3.	To approve, on a non-binding advisory basis, the frequency of future votes to approve the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstain
177,182,282	400,885	2,989,586	754,370

4.	To ratify the appointment by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes[1]
215,565,306	605,947	547,363	0

1 A broker-non vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Organon & Co.

By:	/s/ Deborah H. Telman
	Name:	Deborah H. Telman
	Title:	General Counsel and Corporate Secretary

Dated: June 8, 2022